Exhibit 99.1

Mobix Labs, an Innovative Provider of Next Generation Wireless mmWave 5G and Connectivity Solutions, to Go Public Through Merger with Chavant Capital Acquisition Corp.

•	James Peterson, former Chairman, CEO and President of Microsemi Corporation, to serve as Executive Chairman of the Board of the combined company, Mobix Labs, Inc. (“Mobix Labs”); leading a team experienced in growing technology companies organically and accelerating growth with M&A

•	Mobix Labs equity holders will roll 100% of their existing equity holdings into the combined company

•	Transaction values combined company at an implied pro forma enterprise value of approximately $276 million and an implied pro forma equity value of approximately $295 million

•	Transaction includes $30 million fully committed common stock PIPE at $10.00 per share

•	In addition, Mobix Labs has signed a non-binding term sheet with B. Riley Principal Capital II, LLC for a $100 million equity line of credit to further support its growth strategy

•	Mobix Labs believes that the transaction financing, combined with the equity line of credit and other financing that Mobix Labs and Chavant have agreed to cooperate to raise, will satisfy the minimum cash condition required to close and will provide the Company with resources to execute on its growth strategy

•	Proceeds expected to be used for ongoing chipset development to capitalize on the large and rapidly expanding global demand for improved communication systems performance and for working capital

•	M&A strategy strengthened as a public company, enabling Mobix Labs to further accelerate growth through acquisition of cash flow-generating companies with complementary products, customer mix and industry verticals

•	Mobix Labs’ universal CMOS-based chipset is designed to enable full 5G spectrum accessibility with higher performance and lower cost in a single SKU solution, and its full suite of connectivity solutions offer high performance at longer distances in smaller form factors

•	Post-close combined company will be named Mobix Labs, Inc., incorporated in Delaware, with common stock and warrants expected to be listed on Nasdaq

November 16, 2022 08:00AM ET:  Irvine, CA, November 16, 2022 (GLOBE NEWSWIRE) – Mobix Labs (or the “Company”), an innovative provider of next generation wireless mmWave 5G and connectivity solutions, and Chavant Capital Acquisition Corp. (NasdaqCM: CLAY) (“Chavant”), a publicly-traded special purpose acquisition company, announced today a definitive merger agreement that, upon the closing of the transaction thereunder, will result in Mobix Labs becoming a publicly listed company. Upon closing of the transaction, the combined company will be named Mobix Labs, Inc., and its common stock and warrants are expected to be listed on the Nasdaq Stock Market (the “Nasdaq”). The Company will be based in Irvine, CA and will continue to be led by James Peterson, Executive Chairman, Fabian Battaglia, Chief Executive Officer, and Keyvan Samini, President and Chief Financial Officer.

Leading Wireless Solutions Providing “True” 5G

Mobix Labs is a fabless semiconductor company developing disruptive wireless and connectivity solutions. The Company’s universal CMOS-based chipset, which enables full 5G spectrum accessibility with higher performance and lower cost in a single SKU solution, is currently in development and sampling with key strategic partners and potential customers. It is designed to accelerate and “future proof” 5G, thereby enabling the network infrastructure to support the continued explosion of data and realize next generation connected products and applications. Mobix Labs is committed to simplifying the development process for customers and maximizing the performance of existing and next generation wireless products by delivering flexible, high performance, cost effective, and ultra-compact solutions. Mobix Labs also has a full suite of connectivity solutions, including hybrid active optical cables, transceivers and optical engines, that offer high performance at longer distances in smaller form factors. Mobix Labs’ technology is protected by extensive trade secrets and over 90 issued and pending patents.

Management Comments

Mr. Battaglia commented, “We started Mobix Labs to address the critical need for reliable, cost effective data transmission solutions for 5G because we recognized that the current infrastructure is not capable of supporting the explosion of data 5G is expected to create. Our products and solutions are designed to deliver cost effective ‘True’ 5G with higher throughput speed and lower latency while providing better spectrum and network efficiency. Our partnership with Chavant helps fund Mobix Labs’ organic growth plans and enables us to continue to successfully make accretive acquisitions.”

Dr. Jiong Ma, President & Chief Executive Officer of Chavant, added, “From our initial meeting, we’ve been very impressed by the Company’s technology, which leverages a standard CMOS process to attack the 5G mmW infrastructure market with a solution that is optimized for power and performance and at a significant cost benefit. We are excited to partner with James, Fabian and their team, who bring deep experience in building high-growth platform technology businesses. We believe our combination will accelerate the business on its journey and feel that this is the optimal time to establish an industry leading 5G connectivity platform.”

Transaction Overview

The transaction values Mobix Labs with an implied pro forma enterprise value of approximately $276 million and an implied pro forma equity value of approximately $295 million, at a price of $10.00 per share, assuming no redemptions by Chavant shareholders. Mobix Labs equity holders will roll 100% of their existing equity holdings into the combined company.

The transaction includes a $30 million fully committed common stock PIPE at $10.00 per share. In addition, Mobix Labs has signed a non-binding term sheet with B. Riley Principal Capital II, LLC for a $100 million equity line of credit to further support its growth strategy. Mobix Labs believes that the transaction financing, combined with the equity line of credit and other financing that Mobix Labs and Chavant have agreed to cooperate to raise, will satisfy the minimum cash condition required to close the transaction and will provide the Company with resources to execute on its growth strategy. Proceeds of the transaction are expected to be used for ongoing chipset development to capitalize on the large and rapidly expanding global demand for improved communication systems performance and for working capital. Furthermore, the Company believes it will be well positioned to continue strategic M&A that will support future growth.

The board of directors of Chavant and Mobix Labs have unanimously approved the proposed transaction, which is expected to be completed in the first half of 2023, subject to, among other things, the approval of the transaction by Chavant’s shareholders and the satisfaction of the conditions set forth in the merger agreement, including a Form S-4 registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in Current Reports on Form 8-K to be filed by Chavant with the SEC.

Advisors

B. Riley Securities is serving as financial advisor to Mobix Labs. Needham & Company, LLC is serving as financial advisor to Chavant. Simpson Thacher & Bartlett LLP is serving as legal advisor to Chavant. Greenberg Traurig, LLP is serving as legal advisor to Mobix Labs. DLA Piper LLP (US) is serving as legal counsel to B. Riley Securities and Needham & Company, LLC. Blueshirt Capital Advisors is also serving as an investor relations advisor to Mobix Labs.

About Mobix Labs

Based in Irvine, California, Mobix Labs is a fabless semiconductor company delivering disruptive next generation wireless and connected solutions for a broad range of applications in markets including 5G infrastructure, automotive, consumer electronics, e-mobility, healthcare, infrastructure and defense. The Company has a robust pipeline of current and potential customers and strategic partnerships leading to a large and rapidly growing addressable market. Its extensive portfolio of intellectual property is protected by extensive trade secrets and over 90 issued and pending patents.

Learn more at Mobixlabs.com.

About Chavant

Chavant is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar transaction or business combination with one or more businesses. Chavant is focused on businesses that are positioned to be market leaders with compelling growth opportunities and where innovation can transform fundamental technologies to create value. Chavant is led by Dr. Jiong Ma, Chief Executive Officer and President, Dr. André-Jacques Auberton-Hervé, Chairman of the board of directors and Michael Lee, Chief Financial Officer. Chavant’s board of directors includes Dr. Patrick Ennis, a Venture Partner at Madrona Venture Group, Dr. Karen Kerr, founder and Managing Director of Exposition Ventures, and Dr. Bernhard Stapp, President of CS-management GmbH.

Important Information About the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between Mobix Labs and Chavant pursuant to a business combination agreement, dated as of November 15, 2022, by and among Chavant, CLAY Merger Sub II, Inc. and Mobix Labs (the “proposed transaction”). Chavant intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, which will include a preliminary prospectus and proxy statement of Chavant in connection with the proposed transaction, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Chavant shareholders as of a record date to be established for voting on the transaction. Chavant also will file other documents regarding the proposed transaction with the SEC.

Before making any voting decision, investors and security holders of Chavant are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Chavant’s solicitation of proxies for its shareholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Chavant, Mobix Labs and the proposed transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Chavant through the website maintained by the SEC at www.sec.gov.

The documents filed by Chavant with the SEC also may be obtained free of charge at Chavant’s website at www.chavantcapital.com or upon written request to: Chavant Capital Acquisition Corp., 445 Park Avenue, 9th Floor New York, NY 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, the products offered by Mobix Labs and the markets in which it operates, the expected total addressable markets for the products offered by Mobix Labs, the sufficiency of the net proceeds of the proposed transaction and related financing to fund Mobix Labs’ operations and business plan, the advantages of Mobix Labs’ technology, Mobix Labs’ competitive landscape and positioning, the expected benefits from future strategic acquisitions, and Mobix Labs’ growth plans, strategies and projected future results, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Chavant and its management, and Mobix Labs and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

•	the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Chavant’s securities;

•	the risk that the proposed transaction may not be completed by Chavant’s deadline for the proposed transaction and the potential failure to obtain an extension of the deadline for the proposed transaction if sought by Chavant;

•	the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the respective shareholders of Chavant and Mobix Labs, the satisfaction of the minimum cash amount following redemptions by Chavant’s public shareholders and the receipt of certain governmental and regulatory approvals;

•	the lack of a third party valuation in determining whether or not to pursue the proposed transaction;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•	the effect of the announcement or pendency of the proposed transaction on Mobix Labs’ business relationships, performance, and business generally;

•	risks that the proposed transaction disrupts current plans of Mobix Labs and potential difficulties in Mobix Labs’ employee retention as a result of the proposed transaction;

•	the outcome of any legal proceedings that may be instituted against Mobix Labs or against Chavant related to the merger agreement or the proposed transaction;

•	failure to realize the anticipated benefits of the proposed transaction;

•	the inability to meet and maintain the listing of Chavant’s securities (or the securities of the post-combination company) on Nasdaq;

•	the risk that the price of Chavant’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Mobix Labs’ plans to operate, variations in performance across competitors, changes in laws, regulations, technologies including transition to 5G, global supply chain, U.S./China trade or national security tensions, and macro-economic and social environments affecting Mobix Labs’ business and changes in the combined capital structure;

•	the inability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

•	the risk that Mobix Labs and its current and future collaborators are unable to successfully develop and market Mobix Labs’ products or solutions, or experience significant delays in doing so;

•	the risk that Mobix Labs may never achieve or sustain profitability;

•	the risk that Mobix Labs will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

•	the risks relating to long sales cycles, concentration of customers, consolidation and vertical integration of customers, and dependence on limited or sole suppliers and channel partners;

•	the risk that Mobix Labs may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments;

•	the risk that Mobix Labs’ patent applications may not be approved or may take longer than expected, and Mobix Labs may incur substantial costs in enforcing and protecting its intellectual property;

•	inability to complete the PIPE investment in connection with the proposed transaction;

•	the risk that the entry into the equity line of credit is subject to the negotiation and execution of a definitive agreement between the parties and the availability of funding under the equity line of credit is subject to certain ownership, pricing and volume limitations; and

•	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Chavant’s Annual Report on Form 10-K for the year ended December, 31, 2021, which was filed with the SEC on March 31, 2022 (the “2021 Form 10-K”) and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022, as such factors may be updated from time to time in Chavant’s filings with the SEC, the registration statement on Form S-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Chavant nor Mobix Labs gives any assurance that either Chavant or Mobix Labs or the combined company will achieve its expected results. Neither Chavant nor Mobix Labs undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

Mobix Labs and Chavant and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Chavant’s stockholders with the proposed transaction and the other matters set forth in the registration statement. Information about Chavant’s directors and executive officers is set forth in Chavant’s filings with the SEC, including Chavant’s 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

Media Contact and Investor Relations Contact

Mike Anderson / Jessie Barker

mobix@blueshirtgroup.com